Exhibit 99.1

Verano Holdings Corp. Announces Shareholder Approval to Redomicile Parent Company from British Columbia to Nevada

CHICAGO, October 28, 2025 (GLOBE NEWSWIRE) — Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced that the plan the Company previously outlined to redomicile Verano Holdings Corp. from British Columbia, Canada, to the State of Nevada was approved by shareholders at the Company’s Special Meeting of Shareholders (“Special Meeting”) held on October 27, 2025.

Completing the redomicile requires the British Columbia Supreme Court to issue a Final Order, along with additional required filings in both British Columbia and Nevada. Due to an employee strike at the British Columbia Registrar of Companies, the Company cannot provide a definitive date on when the completion will occur, but the Company plans to finalize the redomicile as expediently as possible.

Pursuant to the Company’s plan of arrangement, at the effective time, Verano will continue from the jurisdiction of British Columbia, Canada to the jurisdiction of the State of Nevada (the “Continuance”). Upon completion of the Continuance, the issued and outstanding subordinate voting shares of the British Columbia-formed Verano Holdings Corp. will automatically be exchanged on a one-for-one basis for shares of common stock of the continued Verano Holdings Corp. domiciled in Nevada (“Nevada Common Stock”). Each of the Company’s outstanding stock options and restricted stock units will be deemed to be adjusted pursuant to the terms of the Company’s Stock and Equity Incentive Plan and became a stock option and a restricted stock unit to receive an equal number of shares of Nevada Common Stock, respectively.

For more information on Verano Holdings Corp., please visit the Company’s investor website: https://investors.verano.com/.

Verano B-Roll Video and Images: available for download in Verano’s Media Kit (credit “courtesy of Verano”).

About Verano

Verano Holdings Corp. (Cboe CA: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano provides a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners, including Cabbage Club™, an innovative annual membership program offering exclusive benefits for cannabis consumers. Verano produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, (the) Essence™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 15 production facilities with over 1.1 million square feet of cultivation capacity. Learn more at Verano.com.

Investors

investors@verano.com

Media
Verano
Steve Mazeika

VP, Communications

Steve.Mazeika@verano.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans, strategies, or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects,” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases, or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2024 and any subsequent quarterly reports on Form 10-Q, in each case, filed with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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